1 NYSE: STT January 19, 2024 Exhibit 99.3

2 This presentation (and the conference call accompanying it) includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its fourth quarter and full year 2023 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by an Addendum with detailed financial tables. This presentation (and the conference call accompanying it) is designed to be reviewed together with that news release and that Addendum, which are available on State Street’s website, at http://investors.statestreet.com, and are incorporated herein by reference. This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward- looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation is presented on both a GAAP basis and on a basis that excludes or adjusts one or more items from GAAP. The latter basis is a non-GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures and to the Addendum for reconciliations of our non-GAAP financial information.

FY2023 Highlights

All comparisons are to FY2022 unless otherwise noted

Financial performance

- EPS of $5.58, down (22)%; $7.66 ex-notables, up 3%[A]
- Total revenue of **$11.9B**, down (2)%; up 1% ex-notables[A]
- Expenses of **$9.6B**, up 9%; up 3% ex-notables[A]
- Returned **$4.6B** of capital in 2023, consisting of **$3.8B** in common share repurchases and **$837M** of declared common stock dividends
  - Declared a 10% increase in per share quarterly common stock dividend in 2Q23

Business momentum

Investment Servicing

- **$301M** of Servicing fee revenue wins demonstrates strengthened **Investment Services capabilities** to drive organic fee revenue growth[1]
  - AUC/A wins of over **$900B**[2]
- **7 new State Street Alpha® mandates**, including our first Alpha for Private Markets mandate; **18 Alpha clients live** as of year-end 2023
- Enhanced Alpha's value proposition with the release of two significant upgrades to the Fixed Income portfolio management module

Global Markets

- Recognized for 4 awards in the Euromoney 2023 FX Awards including **Best FX Bank for Real Money Clients**[3]
- Named **Best FX Trading Platform** in the Financial News 2023 Trading and Tech Awards[3]

Investment Management

- **Record Cash net inflows of $76B** in 2023, as well as **record ETF** and **Institutional Money Market Fund AUM** as of year-end 2023[2]
- **Expanded market share** both in U.S. Low Cost ETFs and Institutional Money Market funds[4]

Productivity efforts

- Completed consolidation of one of State Street's operations joint ventures in India, aimed at lowering operating costs and enhancing client service, and announced plans for a second joint venture consolidation
- Continuing firm-wide productivity efforts achieved gross savings of **~$300M**, partially self-funding investments[5]
- Incrementally invested **~$400M** in the business, including product enhancements and technology-driven automation[5]

[A] Financial metrics ex-notable items are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 29.

3 STATE STREET

4 All comparisons are to corresponding prior year period unless otherwise noted Financial performance • EPS of $0.55, down (71)%; $2.04 ex-notable items, down (1)%A • Total revenue of $3.0B, down (4)%; down (3)% ex-notablesA – Fee revenue flat; up 1% ex-notables, reflecting higher Management fees, Front office software and data revenue, Servicing fees, and Other fee revenue, partially offset by lower FX Trading and Securities finance revenuesA – NII down (14)% reflecting lower average non-interest-bearing deposit balances and deposit mix shift, partially offset by the impact of higher interest rates • Total expenses of $2.8B, up 25% including notable items totaling $620M, primarily related to the FDIC special assessment of $387M, and repositioning actions to enable future productivity and efficiencies starting in 2024 – Up 2% ex-notables, as continued business investments and higher salaries were partially offset by productivity savingsA Business momentum Investment Servicing • New servicing fee revenue wins of $103M primarily reflecting new business wins in Back office custody including Private Markets1 • AUC/A wins of $501B; AUC/A yet to be installed of $2.3T at quarter-end2 • State Street Alpha® reported 4 new Alpha mandates2 • ARR for Front office software solutions of $315M, up 16%, driven by SaaS client implementations and conversions6 Investment Management • Record $103B of total net inflows, primarily driven by strength in ETFs and Cash2 Balance sheet and capital • CET1 ratio of 11.6% at quarter end7 • Returned $709M of capital in 4Q23, consisting of $500M in common share repurchases and $209M of declared common stock dividends • New authorization to repurchase common shares of up to $5B, with no set expiration date8 A Financial metrics ex-notable items are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures. Refer to the Appendix included with this presentation for endnotes 1 to 29.

4Q23 notable items

($M, except EPS data)	Quarters[A]		
	4Q22	3Q23	4Q23
FDIC special assessment	-	-	($387)
Net repositioning charges[B]	($70)	-	(203)
Investment portfolio repositioning[C]	-	($294)	-
Other notable items (net)[D]	(8)	-	(30)
Total notable items (pre-tax)	**($78)**	**($294)**	**($620)**
Income tax impact from notable items	(21)	(79)	(156)
EPS impact	**($0.16)**	**($0.68)**	**($1.49)**

FDIC special assessment of $387M

- $387M related to the special assessment from the FDIC reflected in Other expenses

Net repositioning charges of $203M

- $182M related to Compensation and employee benefits primarily from workforce rationalization
- $21M related to Occupancy costs associated with real estate footprint optimization

Other notable items net expenses of $30M

- $30M primarily associated with operating model changes

[A] Refer to the Addendum for further details on notable items for FY2022 and FY2023. [B] 4Q22 repositioning charges of $70M represents $50M related to Compensation and employee benefits and $20M related to Occupancy costs. [C] Loss on sale related to the investment portfolio repositioning recorded in Other income line in 3Q23. [D] 4Q22 Other notable items include acquisition and restructuring costs of $31M, partially offset by revenue-related recovery of $23M.

5 STATE STREET

Summary of 4Q23 and FY2023 financial results

(GAAP; $M, except EPS data, or where otherwise noted)	Quarters			%Δ		Full Year		%Δ
	4Q22	3Q23	4Q23	3Q23	4Q22	2022	2023	
Revenue:								
Back office servicing fees	$1,115	$1,138	$1,128	(1)%	1%	$4,714	$4,561	(3)%
Middle office services	88	96	84	(13)	(5)	373	361	(3)
Servicing fees	1,203	1,234	1,212	(2)	1	5,087	4,922	(3)
Management fees	457	479	479	-	5	1,939	1,876	(3)
Foreign exchange trading services	367	313	307	(2)	(16)	1,376	1,265	(8)
Securities finance	103	103	97	(6)	(6)	416	426	2
Front office software and data	159	130	179	38	13	550	580	5
Lending related and other fees	57	58	58	-	2	239	231	(3)
Software and processing fees	216	188	237	26	10	789	811	3
Other fee revenue	18	44	33	(25)	83	(1)	180	nm
Total fee revenue	**2,364**	**2,361**	**2,365**	**0**	**0**	9,606	9,480	(1)
Net interest income	**791**	**624**	**678**	**9**	**(14)**	2,544	2,759	8
Other income	-	(294)	-	nm	nm	(2)	(294)	nm
Total revenue	**$3,155**	**$2,691**	**$3,043**	**13%**	**(4)%**	**$12,148**	**$11,945**	**(2)%**
Provision for credit losses	**10**	**-**	**20**	**nm**	**100%**	**20**	**46**	**nm**
Total expenses	**$2,256**	**$2,180**	**$2,822**	**29%**	**25%**	**$8,801**	**$9,583**	**9%**
Net income before income taxes	**$889**	**$511**	**$201**	**(61)%**	**(77)%**	**$3,327**	**$2,316**	**(30)%**
Net income	**$733**	**$422**	**$210**	**(50)%**	**(71)%**	**$2,774**	**$1,944**	**(30)%**
Diluted earnings per share	**$1.91**	**$1.25**	**$0.55**	**(56)%**	**(71)%**	**$7.19**	**$5.58**	**(22)%**
Return on average common equity	**11.8%**	**7.3%**	**3.1%**	**(4.2)%pts**	**(8.7)%pts**	**11.1%**	**8.2%**	**(2.9)%pts**
Pre-tax margin	**28.2%**	**19.0%**	**6.6%**	**(12.4)%pts**	**(21.6)%pts**	**27.4%**	**19.4%**	**(8.0)%pts**
Tax rate	**17.6%**	**17.4%**	**(4.4%)**	**(21.8)%pts**	**(22.0)%pts**	**16.6%**	**16.1%**	**(0.5)%pts**
Ex-notable items, non-GAAP[A]:								
Total revenue	*$3,132*	*$2,985*	*$3,043*	*2%*	*(3)%*	*$12,125*	*$12,239*	*1%*
Total expenses	*$2,155*	*$2,180*	*$2,202*	*1%*	*2%*	*$8,666*	*$8,963*	*3%*
EPS	*$2.07*	*$1.93*	*$2.04*	*6%*	*(1)%*	*$7.41*	*$7.66*	*3%*
Pre-tax margin	*30.9%*	*27.0%*	*27.0%*	-	*(3.9)%pts*	*28.4%*	*26.4%*	*(2.0)%pts*
Tax Rate	*18.3%*	*20.9%*	*17.9%*	*(3.0)%pts*	*(0.4)%pts*	*16.9%*	*18.8%*	*1.9%pts*

[A] These are non-GAAP presentations; refer to the Appendix for further explanations of non-GAAP measures.

6 STATE STREET

7 3Q23 4Q22 Equity & Bond Indices: EOP 11% 24% Daily Avg 0 16 EOP 10 15 Daily Avg (2) 12 EOP 7 7 Daily Avg (3) 5 EOP 11 20 Daily Avg (1) 14 EOP 8 6 Daily Avg (0) 2 Volatility Indices: EOP (29)% (43)% Daily Avg 2 (39) EOP 1 (24) Daily Avg (4) (31) EOP (6) (26) Daily Avg (7) (32) MSCI EM MSCI ACWI Bloomberg Global Agg VIX JPM G7 JPM EM (% change) 4Q23 vs S&P 500 MSCI EAFE AUC/A ($T, as of period-end) 2 Market indices9 • Up 14% YoY and 4% QoQ largely driven by higher quarter-end market levels and net new business • Up 19% YoY and 12% QoQ reflecting higher quarter-end market levels and net inflows AUM ($B, as of period-end) 2 +12% +4% $36.7 $40.0 $41.8 4Q22 3Q23 4Q23 4Q22 3Q23 4Q23 $3,481 $3,687 $4,128 +14% +19% A Line items may not sum to total due to rounding. Refer to the Appendix included with this presentation for endnotes 1 to 29. Select industry flows10 4Q22 3Q23 4Q23 Long Term Funds $(353) $(111) $(208) Money Market 148 132 168 ETF 193 110 265 North America Total (12) 131 225 EMEA Total 206 38 66 ($B) Total flowsA

Revenue: Servicing fees

Servicing fees ($M)

	4Q22	1Q23	2Q23	3Q23	4Q23	
Total revenue	$3,155	$3,101	$3,110	$2,691	$3,043	YoY -4% QoQ +13%



+1%
-2%
$1,203
$1,217
$1,259
$1,234
$1,212
YoY %
Back office servicing fees
1,115
1,131
1,164
1,138
1,128
+1%
Middle office services
88
86
95
96
84
(5)%
4Q22
1Q23
2Q23
3Q23
4Q23

Performance indicators

	4Q22	1Q23	2Q23	3Q23	4Q23
AUC/A wins[2] ($B)	$434	$112	$141	$149	$501
AUC/A to be installed[2] ($B)	3,608	3,647	2,365	2,255	2,302
Servicing fee rev. wins[1] ($M)	63	68	39	91	103

4Q23 performance

Servicing fees of $1,212M up 1% YoY and down (2)% QoQ; flat YoY ex-FX[A]

- Up 1% YoY primarily from higher average equity market levels, partially offset by pricing headwinds, lower client activity/adjustments, and a previously disclosed client transition
- Down (2)% QoQ mainly due to pricing headwinds and a previously disclosed client transition, partially offset by higher client activity/adjustments

Investment Services business momentum

- New 4Q23 servicing fee revenue wins of $103M primarily related to Back office custody, including Private Markets, which contributed to total FY2023 fee revenue wins of $301M[1,2]
- $270M of servicing fee revenue to be installed as of quarter-end, up $57M YoY and $15M QoQ[1,2]
- $501B in new servicing AUC/A wins, with the majority from Asset Managers and Alternatives segments[2]

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. Servicing fees were positively impacted by currency translation YoY by $12M and negatively impacted by currency translation QoQ by $4M.
Refer to the Appendix included with this presentation for endnotes 1 to 29.

8

STATE STREET

Revenue: Management fees

Management fees ($M)

Total revenue	$3,155	$3,101	$3,110	$2,691	$3,043	YoY -4% QoQ +13%



+5%
Flat
$457
$457
$461
$479
$479
4Q22
1Q23
2Q23
3Q23
4Q23

Performance indicators ($B)[2]

	4Q22	1Q23	2Q23	3Q23	4Q23
AUM	$3,481	$3,618	$3,797	$3,687	$4,128
Net flows (QoQ)	(17)	(26)	38	10	103

4Q23 performance

Management fees of $479M up 5% YoY and flat QoQ; up 4% YoY ex-FX[A]

- Up 5% YoY primarily due to higher average equity market levels, partially offset by a previously described shift of certain management fees into NII and the impacts of a strategic ETF product suite repricing initiative[11]
- Flat QoQ mainly driven by higher performance fees offset by a previously described shift of certain management fees into NII and the impacts of a strategic ETF product suite repricing initiative[11]

Investment Management business momentum[2]

- **ETFs:** Record net inflows of $68B, driven by record net inflows into SPY, as well as net inflows into SPDR® Portfolio U.S. Low-Cost suite
- **Institutional:** Experienced net inflows of $6B primarily driven by Defined Contribution products
- **Cash:** Net inflows of $29B primarily into Money Market funds, which contributed to record total FY2023 Cash net inflows of $76B and Institutional Money Market Fund market share gains[4]

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. Management fees were positively impacted by currency translation YoY by $3M.
Refer to the Appendix included with this presentation for endnotes 1 to 29.

9

STATE STREET

Revenue: Markets, Software and processing, and Other fee revenue

Markets, Software & processing, and Other fees

(Ex-notable items, non-GAAP, $M)[A]



Total Revenue (GAAP)
$3,155
$3,101
$3,110
$2,691
$3,043
YoY -4%
QoQ +13%
FX trading[12]
Securities finance
Software & processing
Other fees[13]
$681
344
103
216
18
$661
342
109
165
45
$699
303
117
221
58
$648
313
103
188
44
$674
307
97
237
33
YoY %
(11)%
(6)%
+10%
nm
4Q22
1Q23
2Q23
3Q23
4Q23

4Q23 performance

- **FX trading services of $307M**
  - Down (11)% YoY mainly due to lower spreads associated with subdued FX volatility, partially offset by higher volumes
  - Down (2)% QoQ primarily reflecting lower Direct FX revenues driven by muted volatility
- **Securities finance of $97M**
  - Down (6)% YoY mainly due to lower Agency balances, partially offset by higher Agency spreads and Prime Services revenue
  - Down (6)% QoQ primarily due to lower spreads
- **Software and processing fees of $237M**
  - Up 10% YoY mainly driven by higher Front office software and data revenue associated with CRD
  - Up 26% QoQ primarily due to On-premises renewals in Front office software and data
- **Other fee revenue of $33M[13]**
  - Increased $15M YoY primarily due to a tax credit investment accounting change, partially offset by the impact of the Argentine peso devaluation[14]
  - Decreased $(11)M QoQ primarily driven by the impact of the Argentine peso devaluation, partially offset by higher market-related adjustments

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 29.

10
STATE STREET

Revenue: Enterprise solutions enabled by State Street Alpha

Front office software and data ($M)[A]



Total revenue
$3,155
$3,101
$3,110
$2,691
$3,043
YoY -4%
QoQ +13%
+13%
+38%
On-premises[15]
Professional services
Software-enabled (incl. SaaS)[15]
$159
59
16
81
$109
6
22
78
$162
47
29
82
$130
14
27
85
$179
52
33
89
26% YoY Growth
4Q22
1Q23
2Q23
3Q23
4Q23

Future growth driven by Front, Middle and Alpha

($M)	4Q22	3Q23	**4Q23**
Front office metrics			
New bookings[16]	$21	$10	**$32**
ARR[6]	272	299	**315**
Uninstalled revenue backlog[17]	97	88	**100**
Middle office metric			
Uninstalled revenue backlog[18]	104	83	**102**
Alpha metrics			
# of mandate wins	2	2	**4**
Live mandates to-date	12	15	**18**

4Q23 performance

- Up 13% YoY primarily due to continued SaaS implementations and conversions, driving Professional services and Software-enabled revenue growth
- Up 38% QoQ primarily driven by higher On-premises renewals and installations

Business momentum

- Record quarter for Front office new bookings at $32M[16]
- 4Q23 ARR increased 16% YoY driven by 20+ SaaS client implementations and conversions
- Reported 4 new Alpha mandates
- Enhanced Alpha's value proposition with the release of a significant upgrade to the Fixed Income portfolio management module in 4Q23

[A] Front office software and data revenue primarily includes revenue from CRD, Alpha Data Platform and Alpha Data Services. Includes Other revenue of $3M in 4Q22 and 1Q23, $4M in 2Q23 and 3Q23, and $5M in 4Q23. Revenue line items may not sum to total due to rounding.
Refer to the Appendix included with this presentation for endnotes 1 to 29.

11

STATE STREET

12 NII and NIM ($M) 19 Average balance sheet highlights ($B) A A Line items are rounded. Refer to the Appendix included with this presentation for endnotes 1 to 29. 4Q22 1Q23 2Q23 3Q23 4Q23 Total assets $284 $277 $275 $268 $279 Cash20 87 81 73 66 75 Investment portfolio 106 107 108 105 103 HTM % (EOP) 61% 60% 60% 60% 56% Duration (EOP) 21 2.6 2.8 2.7 2.7 2.7 Loans 35 34 34 35 37 Total deposits $217 $210 $206 $198 $207 % Operational 22 73% 75% 75% 75% 74% NIM19 (FTE, %) 1.29% 1.31% 1.19% 1.12% 1.16% 4Q22 1Q23 2Q23 3Q23 4Q23 $791 $766 $691 $624 $678 +9% -14% • Assets declined (2)% YoY and increased 4% QoQ • Deposits declined (5)% YoY and increased 4% QoQ – Non-interest-bearing deposits increased 3% QoQ • Down (14)% YoY largely due to lower average non-interest-bearing deposit balances and deposit mix shift, partially offset by the impact of higher average interest rates • Up 9% QoQ primarily driven by the full quarter impact of the 3Q23 investment portfolio repositioning, higher average international interest rates, and loan growth Average assets and liabilities4Q23 performance $3,155 $3,101 $3,110 $2,691 $3,043 YoY -4% QoQ +13% Total revenue

Expenses

Expenses

(Ex-notable items, non-GAAP, $M)[A]



+2%
+1%
$2,155
$2,180
$2,202
Comp. & benefits
1,058
1,082
1,065
Info. sys.
416
411
432
Tran. processing
240
241
242
Occupancy
86
101
107
Other[23,24]
355
345
356
4Q22
3Q23
4Q23

	4Q22	3Q23	4Q23	
GAAP Expenses	$2,256	$2,180	$2,822	YoY +25% QoQ +29%
Headcount	42,226	42,352	46,451	YoY +10% QoQ +10%
Pro-forma[25]	*46,936*	*46,771*		*YoY -1% QoQ -1%*

- *Reported headcount in 4Q23 reflects the consolidation of one of STT's operations JVs in India; associated headcount cost previously reflected in Comp & employee benefits line*

4Q23 performance

(Ex-notable items, non-GAAP, $M)[A]

Expenses of $2,202M up 2% YoY and 1% QoQ; up 1% YoY ex-FX[A]

- **Compensation and employee benefits of $1,065M**
  - Up 1% YoY mainly due to higher salaries and employee benefits, partially offset by lower contractor spend and performance-based incentive compensation
  - Down (2)% QoQ largely driven by lower contractor spend, partially offset by higher salaries and performance-based incentive compensation
- **Information systems and communications of $432M**
  - Up 4% YoY and 5% QoQ primarily due to higher technology and infrastructure investments, partially offset by optimization savings and vendor savings initiatives
- **Transaction processing services of $242M**
  - Up 1% YoY mainly reflecting higher broker fees
- **Occupancy of $107M**
  - Up 24% YoY mainly reflecting the absence of a prior-period episodic sale-leaseback transaction
  - Up 6% QoQ primarily due to an expansion of the international real estate footprint and absence of prior-period one-time vendor credits
- **Other of $356M[24]**
  - Up 3% QoQ primarily due to higher marketing and professional services

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. Total expenses on both a GAAP and ex-notables basis were negatively impacted by currency translation of $26M on YoY basis. Refer to the Appendix included with this presentation for endnotes 1 to 29.

13

STATE STREET

Capital and liquidity ratios

Ratios (%, as of period-end)[7]

CET1 (Standardized)



13.6%
12.1%
11.8%
11.0%
11.6%
10-11%
STT Target Range
1.0%
2.5%
4.5%
8.0%
G-SIB surcharge
SCB[26]
Minimum ratio
4Q22
1Q23
2Q23
3Q23
4Q23
Requirement

Tier 1 leverage



6.0%
6.0%
5.8%
5.8%
5.5%
5.25-5.75%
STT Target Range
4.0%
Minimum ratio
4Q22
1Q23
2Q23
3Q23
4Q23
Requirement

State Street Bank and Trust LCR[27]



120%
124%
120%
120%
122%
100%
4Q22
1Q23
2Q23
3Q23
4Q23
Requirement

Refer to the Appendix included with this presentation for endnotes 1 to 29.

Capital and liquidity highlights

- 4Q23 standardized CET1 ratio at quarter-end of 11.6% increased 0.6%pts QoQ primarily driven by episodically lower RWA and an improvement in AOCI, partially offset by the continuation of common share repurchases
- 4Q23 Tier 1 leverage ratio of 5.5% decreased (0.3)%pts QoQ primarily driven by higher average balance sheet levels and the continuation of common share repurchases
- Returned $709M of capital in 4Q23 consisting of $500M of common share repurchases and $209M of declared common stock dividends
- New authorization to repurchase common shares of up to $5B, with no set expiration date[8]

Capital ($B unless otherwise noted, capital metrics as of period-end)

	4Q22	3Q23	**4Q23**
Standardized CET1			
CET1 capital	$14.5	$13.0	**$13.0**
Risk weighted assets	107	118	**112**
Tier 1 leverage			
Tier 1 capital	16.5	15.0	**14.9**
Leverage exposure[28]	276	259	**270**
OCI impact of investment portfolio on regulatory capital[29]	0.2	0.3	**0.4**

14

STATE STREET

FY2024 outlook

	FY2023 Review	FY2024 Outlook[A]
Operating Environment	• Low single digit average global equity markets growth • Fed Funds rate reached 5.50%, ECB rate reached 4.00%, BOE rate reached 5.25% • Muted FX volatility and specials activity	• Expect global equity markets flat to December 2023 EOP which translates to average global equity markets up ~10% YoY • Interest rate outlook largely aligns with forward curve as of year-end 2023; expect 5 rate cuts with ending rates of 4.25% for Fed Funds, 2.75% for ECB and 4.00% for BOE
Fee Revenue (ex-notables)[B]	• **(1)% YoY** ▼ Weaker servicing and management fee revenues ▼ Weaker FX trading services from muted FX volatility ▲ Front office and data revenue growth of 5% ▲ Securities finance revenue growth of 2%	• **~3-4% YoY; positive fee operating leverage** ▲ Growth in servicing and management fees driven by higher market levels and business momentum ▲ Strong growth in Front office software and data revenue ▲ Modest increase in FX volatility supports slightly higher FX trading services revenue
NII	• **8.5% YoY** ▲ Central bank rate hikes ▲ Loan growth ▼ Decline in deposits and deposit rotation	• **~(10)% YoY** ▼ NIB deposit outlook – Stabilization in the back half of 2024 ▼ Rate cuts beginning in March with the Fed, ECB, and BOE each cutting rates by 125bps in 2024 ▲ Increased loan growth
Expenses (ex-notables)[B]	• **3.4% YoY** ▲ Optimization savings ▼ Investments and variable costs	• **~2.5% YoY** ▲ Optimization savings ▼ Investments and variable costs

[A] Outlook, in particular fee revenue and NII, are, among other things, dependent on macroeconomic factors, including, but not limited to, the impacts from changes in interest rates, as well as equity and fixed income markets (which are highly uncertain). Outlook does not reflect items outside of the normal course of business. [B] Financial metrics ex-notable items (e.g. items outside of the normal course of business) are non-GAAP measures; refer to the Appendix for a reconciliation of ex-notable items/currency translation (for FY2023 results) and further explanations of non-GAAP measures.

15

STATE STREET

FY2024 outlook

Expense outlook
Ex-notables, non-GAAP[A]



+~2.5%
$8,963M
~1%
~1-2%
~4-5%
~(5-6)%
~1.7x vs. FY2023
~0.5%
FY2023
Merit
Variable costs
Investments
Productivity savings
Currency translation
FY2024E

Expenses and Productivity Plans[A]

- Expect 5th consecutive year of business growth-focused investments fully or partially offset by productivity and expense transformation
- Planned acceleration of investments supporting Alpha, Private Markets and International Custody business to deliver higher new business sales growth
- Additional productivity savings planned for FY2024 (~$500M) compared to FY2023 (~$300M), driven by further operating model simplification, process re-engineering and automation as well as resource optimization

Capital Return	• **Total payout ratio of ~100%** ► New authorization to repurchase common shares of up to $5.0B, with no expiration date[B]
Effective Tax Rate	• **21-22%**

[A] Outlook does not reflect items outside of the normal course of business. Financial metrics ex-notable items (e.g. items outside of the normal course of business) are non-GAAP measures; refer to the Appendix for a reconciliation of ex-notable items/currency translation for (FY2023 results) and further explanations of non-GAAP measures.

16
STATE STREET

17

18 4Q23 line of business performance 19 FY2023 line of business performance 20 Reconciliation of notable items 21 Reconciliation of constant currency impacts 22 Endnotes 23 Forward-looking statements 25 Non-GAAP measures 26 Definitions 27

19 1,827 State StreetAInvestment Servicing Total revenue 791 671 1,839 , 4Q22 4Q23 $2,630M $2,498M Pre-tax income Fee revenue NII Pre-tax margin 30.9% 27.7% -3.2%pts YoY % ∆ -1% -15% -5% -15% Investment Management Total revenueB 4Q22 4Q23 $502M $545M Pre-tax income Pre-tax margin 31.3% 24.0% -7.3%pts 4Q22 4Q23 $157M $131M YoY % ∆ +9% -17% Total revenue ex-notable itemsC 791 678 2,341 2,365 4Q22 4Q23 $3,132M $3,043M Pre-tax income ex-notable itemsC Fee revenue NII Pre-tax margin ex-notable items C 30.9% 27.0% -3.9%pts YoY % ∆ +1% -14% -3% -15% A State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. B 4Q23 Total revenue includes $7M in NII. C This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. 4Q22 4Q23 $812M $691M 4Q22 4Q23 $967M $821M

20 7,420 State StreetAInvestment Servicing Total revenueB 2,551 2,740 7,590 7,420 2022 2023 $10,139M $10,160M Pre-tax income Fee revenue NII Pre-tax margin 28.2% 26.6% -1.6%pts YoY % ∆ -2% +7% Flat -6% Investment Management Total revenueC 2022 2023 $1,986M $2,079M Pre-tax income Pre-tax margin 29.7% 25.9% -3.8%pts 2022 2023 $590M $539M YoY % ∆ +5% -9% Total revenue ex-notable itemsD 2,544 2,759 9,583 9,480 2022 2023 $12,125M $12,239M Pre-tax income ex-notable itemsD Fee revenue NII Pre-tax margin ex-notable items D 28.4% 26.4% -2.0%pts YoY % ∆ -1% +8% +1% -6% A State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. B 2022 Total revenue includes $(2)M in Other income. C 2022 and 2023 Total revenue includes $(7)M and $19M in NII, respectively. D This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. 2022 2023 $2,859M $2,701M 2022 2023 $3,439M $3,230M

Reconciliation of notable items

Quarterly reconciliation

(Dollars in millions, unless noted otherwise)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	% Change 4Q23 vs. 4Q22	% Change 4Q23 vs. 3Q23	Year-to-Date 2022	Year-to-Date 2023	% Change YTD 2023 vs. YTD 2022
Total revenue, GAAP-basis	$ 3,081	$ 2,953	$ 2,959	$ 3,155	$ 3,101	$ 3,110	$ 2,691	$ 3,043	(3.5)%	13.1%	$ 12,148	$ 11,945	(1.7)%
Less: Notable items:													
Fee revenue				(23)							(23)		
(Gains) losses related to investment securities, net							294					294	
Total revenue, excluding notable items	3,081	2,953	2,959	3,132	3,101	3,110	2,985	3,043	(2.8)%	1.9%	12,125	12,239	0.9%
Total expenses, GAAP basis	2,327	2,108	2,110	2,256	2,369	2,212	2,180	2,822	25.1%	29.4%	8,801	9,583	8.9%
Less: Notable items:													
Acquisition and restructuring costs	(9)	(12)	(13)	(31)				15			(65)	15	
Repositioning charges				(70)				(203)			(70)	(203)	
FDIC special assessment								(387)				(387)	
Impairments and other								(45)				(45)	
Total expenses, excluding notable items	2,318	2,096	2,097	2,155	2,369	2,212	2,180	2,202	2.2%	1.0%	8,666	8,963	3.4%
Seasonal expenses	(208)				(181)						(208)	(181)	
Total expenses, excluding notable items and seasonal expense items	$ 2,110	$ 2,096	$ 2,097	$ 2,155	$ 2,188	$ 2,212	$ 2,180	$ 2,202	2.2%	1.0%	$ 8,458	$ 8,782	3.8%
Operating leverage, GAAP-basis (%pts)[A]									-28.6% pts	-16.3% pts			-10.6% pts
Operating leverage, excluding notable items (%pts)[B]									-5.0% pts	0.9% pts			-2.5% pts
Pre-tax margin, GAAP-basis (%)	24.5%	28.3%	28.7%	28.2%	22.2%	29.5%	19.0%	6.6%	-21.6% pts	-12.4% pts	27.4%	19.4%	-8.0% pts
Notable items as reconciled above (%)	0.3%	0.4%	0.4%	2.7%			8.0%	20.4%			1.0%	7.0%	
Pre-tax margin, excluding notable items (%)	24.8%	28.7%	29.1%	30.9%	22.2%	29.5%	27.0%	27.0%	-3.9% pts	0.0% pts	28.4%	26.4%	-2.0% pts
Net income available to common shareholders, GAAP-basis	$ 583	$ 712	$ 669	$ 696	$ 525	$ 726	$ 398	$ 172	(75.3)%	(56.8)%	$ 2,660	$ 1,821	(31.5)%
Notable items as reconciled above: pre-tax	9	12	13	78			294	620			112	914	
Tax impact on notable items as reconciled above	(2)	(3)	(3)	(21)			(79)	(156)			(29)	(235)	
Net income available to common shareholders, excluding notable items	$ 590	$ 721	$ 679	$ 753	$ 525	$ 726	$ 613	$ 636	(15.5)%	3.8%	$ 2,743	$ 2,500	(8.9)%
Diluted EPS, GAAP-basis	$ 1.57	$ 1.91	$ 1.80	$ 1.91	$ 1.52	$ 2.17	$ 1.25	$ 0.55	(71.2)%	(56.0)%	$ 7.19	$ 5.58	(22.4)%
Notable items as reconciled above	0.02	0.03	0.02	0.16			0.68	1.49			0.22	2.08	
Diluted EPS, excluding notable items	$ 1.59	$ 1.94	$ 1.82	$ 2.07	$ 1.52	$ 2.17	$ 1.93	$ 2.04	(1.4)%	5.7%	$ 7.41	$ 7.66	3.4%

[A] Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses. [B] Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.

21

STATE STREET

22Refer to the Appendix included with this presentation for endnotes 1 to 29. Reconciliation of Constant Currency FX Impacts (Dollars in millions) 4Q22 3Q23 4Q23 4Q23 vs. 4Q22 4Q23 vs. 3Q23 4Q23 vs. 4Q22 4Q23 vs. 3Q23 4Q23 vs. 4Q22 4Q23 vs. 3Q23 Non-GAAP basis Total revenue, excluding notable items $ 3,132 $ 2,985 $ 3,043 $ 29 $ (9) $ 3,014 $ 3,052 (3.8)% 2.2% Compensation and employee benefits, excluding notable items $ 1,058 $ 1,082 $ 1,065 $ 16 $ - $ 1,049 $ 1,065 (0.9)% (1.6)% Information systems and communications, excluding notable items 416 411 432 1 - 431 432 3.6% 5.1% Transaction processing services, excluding notable items 240 241 242 2 (1) 240 243 - 0.8% Occupancy, excluding notable items 86 101 107 3 - 104 107 20.9% 5.9% Other expenses, excluding notable items23 355 345 356 4 - 352 356 (0.8)% 3.2% Total expenses, excluding notable items $ 2,155 $ 2,180 $ 2,202 $ 26 $ (1) $ 2,176 $ 2,203 1.0% 1.1% Reported Currency Translation Impact Excluding Currency Impact % Change Constant Currency

23 1. Servicing fee revenue wins/backlog represents estimates of future annual revenue associated with new servicing engagements State Street determines to be won during the current reporting period based upon factors assessed at the time the engagement is determined by State Street to be won, including asset volumes, number of transactions, accounts and holdings, terms and expected strategy. These and other relevant factors influencing projected servicing fees upon asset implementation/onboarding will change from time to time prior to, upon and following asset implementation/onboarding, among other reasons, due to varying market levels and factors and client and investor activity and preferences. Servicing fee/backlog estimates are not updated to reflect those changes, regardless of the magnitude or direction of, or reason for, any change. Servicing fee revenue wins in any period are highly variable and include estimated fees attributable to both (1) services to be provided for new estimated AUC/A reflected in new asset servicing wins for the period (with AUC/A to be onboarded in the future) and (2) additional services to be provided for AUC/A already included in our end-of period AUC/A (i.e., for which other services are currently provided); and the magnitude of one source of servicing fee revenue wins relative to the other (i.e., (1) relative to (2)) will vary from period to period. Therefore, for these and other reasons, comparisons of estimated servicing fee revenue wins to estimated new asset servicing AUC/A wins for any period will not produce reliable fee per AUC/A estimates. No servicing fees are recognized until the point in the future when we begin performing the associated services with respect to the relevant AUC/A. See also endnote 2 below in reference to considerations applicable to pending servicing engagements, which similarly apply to engagements for which reported servicing fee revenue wins/backlog are attributable. 2. New asset servicing mandates, including announced Alpha front-to-back investment servicing clients, may be subject to completion of definitive agreements, approval of applicable boards and shareholders and customary regulatory approvals, the failure to complete any of which will prevent the relevant mandate from being installed and serviced. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates, servicing assets remaining to be installed in future periods and servicing fee revenues remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of any particular date specified. Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month. Generally, our servicing fee revenues are affected by several factors, and we provide varied services from our full suite of offerings to different clients. The basis for fees will also differ across regions and clients and can reflect pricing pressures traditionally experienced in our industry. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Management fees also are generally affected by various factors, including investment product type and strategy and relationship pricing for clients, and are more sensitive to market valuations than are servicing fees. Therefore, no assumption should be drawn from management fees associated with changes in AUM levels. Levels of AUC/A, AUC/A to be installed, Servicing fee wins to be installed and AUM are always presented as of the end of the relevant period, unless otherwise specifically noted. 3. State Street was recognized in Euromoney Magazine’s 2023 FX Awards across four categories: Best FX Bank for Real Money Clients, Best FX Bank for Research, Best FX Venue for Real Money Clients, and Best FX Bank Sales. State Street FX Connect was voted by a panel of independent judges and editorial staff as the Best Foreign Exchange Trading Platform in the Financial News 2023 Excellence in Trading & Tech Awards. 4. Quartile performance data provided by iMoneyNet. Market share based on Global Institutional Money Market Funds and sourced from Money Fund Analyzer, a service provided by iMoneyNet as of the end of December 2023. 5. Company-wide productivity achieved gross savings of ~$300M based on an expenses ex-notable items basis for the comparison between FY2023 and FY2022. FY2023 expenses ex-notable items of $8,963M was up 3% compared to FY2022 expenses ex-notable items of $8,666M. The change is primarily driven by incremental investments of ~$400M and variable costs of ~$45M, offset by gross savings worth ~$300M. Financial metrics ex-notable items are non-GAAP measures. For further details on explanations and reconciliations of our non-GAAP measures, refer to Reconciliation of notable items and Non-GAAP measures included in the Appendix 6. Front office software and data annual recurring revenue (ARR), an operating metric, is calculated by annualizing current quarter revenue for CRD and Mercatus and includes the annualized amount of most software-enabled revenue, including revenue generated from SaaS, maintenance and support revenue, FIX, and value-added services, which are all expected to be recognized ratably over the term of client contracts. Front office software and data ARR does not include software-enabled brokerage revenue, revenue from affiliates and licensing fees (excluding the portion allocated to maintenance and support) from On-premises software. 7. Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company. All capital ratios are as of quarter end. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Standardized approach ratios were binding for 4Q22 to 4Q23. Refer to the Addendum for descriptions of these ratios. December 31, 2023 capital ratios are presented as of quarter-end and are preliminary estimates. 8. Share purchases under our common share repurchase programs may be made using various types of transactions, including open-market purchases, accelerated share repurchases or other transactions off the market, and may be made under Rule 10b5-1 trading programs. The timing and amount of any stock purchases and the type of transaction may not be consistent over the duration of the program, may vary from reporting period to reporting period and will depend on several factors, including our capital position and financial performance, investment opportunities, market conditions, regulatory considerations including the nature and timing of implementation of revisions to the Basel III framework, and the amount of common stock issued as part of employee compensation programs. The common share repurchase programs do not have specific price targets and may be suspended at any time. The amount and timing of each dividend declared on our common stock is subject to the approval of our Board of Directors. 9. The index names listed are service marks of their respective owners. 10. Data presented for indicative purposes. Morningstar data includes long-term mutual funds, ETFs and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database. The long-term fund flows reported by Morningstar in North America are composed of U.S. domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. 4Q23 data for North America (U.S. domiciled) includes Morningstar actuals for October and November 2023 and Morningstar estimates for December 2023. 4Q23 data for EMEA is on a rolling three month basis for September 2023 through November 2023. 11. Shift of a portion of Management fees into NII associated with management fees that is now recognized as NII for certain U.S. ETFs with unique structures. 12. FX trading services in 4Q22 included notable items related to a revenue-related recovery of $23M. 13. Other fee revenue primarily consists of income from equity method investments, certain tax-advantaged investments and market-related adjustments.

24 14. In March 2023, the Financial Accounting Standards Board issued new accounting guidance that expands the use of proportional amortization accounting to other types of tax credit investments regardless of the tax credit program from which the income tax credits are received. We adopted the new standard in the second quarter of 2023, effective January 1, 2023 for renewable energy production tax credit investments under the modified retrospective approach. The impact of adoption resulted in an increase in Other fee revenue, an increase in Tax expense and was not material to net income. 15. On-premises revenue is revenue derived from locally installed software. Software-enabled revenue includes SaaS, maintenance and support revenue, FIX, brokerage, and value-add services. The revenue recognition pattern for On-premises installations differs from software-enabled revenue. 16. Front office bookings represent signed ARR contract values for CRD, Mercatus, Alpha Data Platform, and Alpha Data Services excluding bookings with affiliates, including SSGA. Front office revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. 17. Represents expected ARR from signed client contracts that are scheduled to be largely installed over the next 24 months for CRD, Mercatus and Alpha Data Services. It includes SaaS revenue, as well as maintenance and support revenue, and excludes the one-time impact of On-premises license revenue, revenue generated from FIX, brokerage, value-add services, and professional services as well as revenue from affiliates. 18. Represents expected annual revenue from signed client contracts that are scheduled to be largely installed over the next 24 months. This amount of expected revenue is estimated based on factors present on or about the time the contract was signed (and is not updated based on subsequent developments, including changes in assets, market valuations and scope). It does not include professional services revenue or revenue from affiliates. 19. NII is presented on a GAAP-basis. NIM is presented on a fully taxable-equivalent (FTE) basis, and is calculated by dividing FTE NII by average total interest-earning assets. Refer to the Addendum for reconciliations of NII FTE-basis to NII GAAP-basis on the Average Statement of Condition. 20. Includes Cash and due from banks and Interest-bearing deposits with banks. 21. Duration as of period end and based on the total investment portfolio. 22. Calculated as Operational deposits divided by Total deposits, in the respective periods. 23. Other, excluding notable items, includes Other expenses and Amortization of intangible assets. 24. Compensation and employee benefits expenses in 4Q23 and 4Q22 included notable items related to repositioning charges of $182M and $50M, respectively. Excluding this notable item, 4Q23 adjusted Compensation and employee benefits of $1,065M was up 1% compared to 4Q22 adjusted Compensation and employee benefits of $1,058M and down (2)% compared to 3Q23 Compensation and employee benefits of $1,082M. Occupancy expenses in 4Q23 and 4Q22 included notable items related to repositioning charges of $21M and $20M, respectively. Excluding these notable items, 4Q23 adjusted Occupancy of $107M was up 24% compared to 4Q22 adjusted Occupancy of $86M and up 6% compared to 3Q23 Occupancy expenses of $101M. Information Systems & Communications expenses in 4Q23 included notable items related to operating model changes of $41M. Excluding these notable items, 4Q23 adjusted Information Systems & Communications of $432M was up 4% compared to 4Q22 Information Systems & Communications of $416M and up 5% compared to 3Q23 Information Systems & Communications of $411M. Other expenses in 4Q23 included notable items related to an FDIC Special Assessment of $387M, Acquisition and restructuring costs of $(15)M, and charges related to operating model changes of $4M. Excluding these notable items, 4Q23 adjusted Other expense of $356M was flat compared to 4Q22 Other expenses of $355M and up 3% compared to 3Q23 Other expenses of $345M. 25. Pro-forma headcount reflects estimated total headcount for 4Q22 and 3Q23 as if the headcount of the India JV that was consolidated in 4Q23 had been included in those prior periods and is based on headcount in the JV at the end of those respective periods. 26. The SCB of 2.5% effective on October 1, 2023 is calculated based upon the results of the CCAR 2023 exam. 27. State Street Corporation LCR in 4Q23 decreased (3)%pts QoQ to ~106%; State Street Bank and Trust's (SSBT) LCR is significantly higher than State Street Corporation's (SSC) LCR, primarily due to application of the transferability restriction in the U.S. LCR Final Rule to the calculation of SSC’s LCR. This restriction limits the amount of HQLA held at SSC’s principal banking subsidiary, SSBT and available for the calculation of SSC’s LCR to the amount of net cash outflows of SSBT. This transferability restriction does not apply in the calculation of SSBT’s LCR, and therefore SSBT’s LCR reflects the full benefit of all of its HQLA holdings. LCR for 4Q22, as presented, was revised in 1Q23 from prior reporting to reflect corrections to maturity dates, increasing the amount of encumbered securities collateral associated with certain repurchase agreements. 28. Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions under regulatory standards. 29. OCI impact of investment portfolio on regulatory capital is a sub-component within GAAP AOCI.

25 This presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our strategy, growth and sales prospects, capital management, business, financial and capital condition, results of operations, the financial and market outlook and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “priority,” “will,” “expect,” “intend,” “aim,” “outcome,” “future,” “strategy,” “pipeline,” “trajectory,” “target,” “guidance,” “objective,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “trend,” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued. Important factors that may affect future results and outcomes include, but are not limited to: We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; We could be adversely affected by political, geopolitical, economic and market conditions including, for example, as a result of liquidity or capital deficiencies (actual or perceived) by other financial institutions and related market and government actions, the Israel-Hamas war, ongoing war in Ukraine, major political elections globally, actions taken by central banks to address inflationary pressures, monetary policy tightening, challenging conditions in global equity markets, periods of significant volatility in valuations and liquidity or other disruptions in the markets for equity, fixed income and other assets classes globally or within specific markets; Our development and completion of new products and services, including State Street Alpha® and State Street Digital®, and the enhancement of our infrastructure required to meet increased regulatory and client expectations for resiliency and the systems and process re-engineering necessary to achieve improved productivity and reduced operating risk, involve costs, risks and dependencies on third parties; Our business may be negatively affected by our failure to update and maintain our technology infrastructure or as a result of a cyber-attack or similar vulnerability in our or business partners' infrastructure; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of these transactions, including the consolidation of our operations joint ventures in India, pose risks for our business; and Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business. We have significant international operations and clients that can be adversely impacted by disruptions in European and Asian economies, including local, regional and geopolitical developments affecting those economies; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets, governmental action or monetary policy. For example, among other risks, increases in prevailing interest rates have, and could further, lead to reduced levels of client deposits and resulting decreases in our NII; Our business activities expose us to interest rate risk; We assume significant credit risk of counterparties, who may also have substantial financial dependencies on other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our revenue and is subject to decline based on, among other factors, market and currency declines, investment activities and preferences of our clients and their business mix; If we are unable to effectively manage our capital and liquidity, our financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; and If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected. Our business and capital-related activities, including common share repurchases, may be adversely affected by regulatory capital, credit (counterparty and otherwise) and liquidity standards and considerations; We face extensive and changing governmental regulation in the jurisdictions in which we operate, which may increase our costs and compliance risks and may affect our business activities and strategies; We are subject to enhanced external oversight as a result of the resolution of prior regulatory or governmental matters; Our businesses may be adversely affected by government enforcement and litigation; Our businesses may be adversely affected by increased and conflicting political and regulatory scrutiny of asset management stewardship and corporate ESG practices; Our efforts to improve our billing processes and practices are ongoing and may result in the identification of additional billing errors; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated results of operations and financial condition; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; We could face liabilities for withholding and other non-income taxes, including in connection with our services to clients, as a result of tax authority examinations; and The transition away from LIBOR may result in additional costs and increased risk exposure. Our internal control environment may be inadequate, fail or be circumvented, and operational risks could adversely affect our business and consolidated results of operations; Shifting operational activities to non-U.S. jurisdictions, changing our operating model and outsourcing to, or insourcing from, third parties portions of our operations may expose us to increased operational risk, geopolitical risk and reputational harm and may not result in expected cost savings or operational improvements; Attacks or unauthorized access to our or our business partners’ or clients’ information technology systems or facilities, or disruptions to our or their operations, could result in significant costs, reputational damage and impacts on our business activities; Long-term contracts and customizing service delivery for clients expose us to pricing and performance risk; Our businesses may be negatively affected by adverse publicity or other reputational harm; We may not be able to protect our intellectual property or may infringe upon the rights of third parties; The quantitative models we use to manage our business may contain errors that could adversely impact our business and regulatory compliance; Our reputation and business prospects may be damaged if our clients incur substantial losses or are restricted in redeeming their interests in investment pools that we sponsor or manage; The impacts of climate change, and regulatory responses to such risks, could adversely affect us; and We may incur losses as a result of unforeseen events including terrorist attacks, natural disasters, the emergence of a new pandemic, abrupt banking crisis or acts of embezzlement. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2022 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

26 In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as “expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, may also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Results”.

27 ACWI All Country World Index AOCI Accumulated other comprehensive income ARR Annual recurring revenue AUC/A Assets under custody and/or administration AUM Assets under management Bloomberg Global Aggregate Bloomberg Global Aggregate represents Bloomberg Global Aggregate Bond Index BOE Bank of England Bps Basis points, with one basis point representing one hundredth of one percent CCAR Comprehensive Capital Analysis and Review CET1 ratio Common equity tier 1 ratio CRD Charles River Development ECB European Central Bank EAFE Europe, Australia, and Far East EM Emerging markets EMEA Europe, Middle East and Africa EOP End of period EPS Earnings per share ESG Environmental, Social, and Governance ETF Exchange-traded fund FDIC Federal Deposit Insurance Corporation Fed The Federal Reserve System Fee operating leverage Rate of growth of total fee revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable FIX The Charles River Network's FIX Network Service (CRN) is an end-to-end trade execution and support service facilitating electronic trading between Charles River's asset management and broker clients Front office uninstalled revenue backlog Represents the annualized recurring revenue from signed client contracts that are scheduled to be fully installed over the next 24 months for CRD, Mercatus and Alpha Data Services. It includes SaaS revenue as well as maintenance and support revenue and excludes the one-time impact of on-premises license revenue, revenue generated from FIX, brokerage, value-add services, and professional services as well as revenue from affiliates FX Foreign exchange FY Full-year GAAP Generally accepted accounting principles in the United States G-SIB Global systemically important bank HQLA High Quality Liquid Assets HTM Held-to-maturity JPM G7 JP Morgan G7 Volatility Index JPM EM JP Morgan Emerging Market Bond Index JV Joint venture LIBOR London Inter-Bank Offered Rate LCR Liquidity Coverage Ratio Lending related and other Lending related and other fees primarily consist of fee revenue associated with State Street’s fund finance, leveraged loans, municipal finance, insurance and stable value wrap businesses Middle office uninstalled revenue backlog Represents the annualized recurring revenue from signed client contracts that are scheduled to be fully installed over the next 24 months. It does not include professional services revenue or revenue from affiliates MSCI Morgan Stanley Capital International Net income before income taxes (NIBT) Income before income tax expense Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities Net interest margin (NIM) (FTE) Fully taxable-equivalent (FTE) Net interest income divided by average total interest-earning assets nm Not meaningful NYSE New York Stock Exchange OCI Other comprehensive income On-premises On-premises revenue as recognized in Front office software and data Operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the corresponding prior year period, as applicable Payout ratio Total payout ratio is equal to common stock dividends and common stock purchases as a percentage of net income available to common shareholders Pre-tax margin Income before income tax expense divided by total revenue Operational deposits Client cash deposits that are required for or related to the underlying transaction activity of their accounts, and accordingly, are historically more stable than other transient cash deposits %Pts Percentage points is the difference from one percentage value subtracted from another Quarter-over-Quarter (QoQ) Sequential quarter comparison RWA Risk weighted assets SaaS Software as a service SCB Stress capital buffer SEC Securities Exchange Commission SPY SPDR® S&P 500® ETF Trust SPDR Standard and Poor's Depository Receipt SSC State Street Corporation SSGA State Street Global Advisors VIX Chicago Board Options Exchange's CBOE Volatility Index Year-over-Year (YoY) Current period compared to the same period a year ago YTD Year-to-date